UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2022

INMED PHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	001-39685	98-1428279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

InMed Pharmaceuticals Inc.
Suite 310 - 815 W. Hastings Street,
Vancouver, B.C.
Canada	V6C 1B4
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 669-7207

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On December 8, 2022, KPMG LLP (“KPMG”), which had been serving as the independent registered public accounting firm of InMed Pharmaceuticals Inc. (“we,” “us” or “our”), declined to stand for reelection and resigned as our independent registered public accounting firm, effective immediately. The Audit Committee of our Board of Directors accepted KMPG’s resignation.

The report of KPMG on our consolidated financial statements for the fiscal years ended June 30, 2022 and June 30, 2021, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG’s report on the consolidated financial statements of InMed Pharmaceuticals as of and for the years ended June 30, 2022 and 2021, contained a separate paragraph stating that “the Company has incurred recurring losses and negative cash flows and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the fiscal years ended June 30, 2022 and June 30, 2021 and the subsequent interim period through and including September 30, 2022, there were no (i) disagreements between us and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K except as stated below.

We previously report in our Form 10-K for the year ended June 30, 2022 under the heading “Ongoing Remediation of Previously Reported Material Weakness” the following:

“In connection with the audits of our consolidated financial statements as of and for the years ended June 30, 2021 and 2020, our management previously identified a material weakness in the Company’s internal control over financial reporting, primarily the result of inadequate resources required to respond to financial reporting matters other than in the normal course of business. In connection with the preparation of the consolidated financial statements as of June 30, 2022, we identified that we did not maintain effective processes and controls over financial reporting matters other than in the normal course of business. Because of this deficiency, which is pervasive in nature, there is a reasonable possibility that a material misstatement of our consolidated financial statements will not be prevented or detected on a timely basis. In the year ended June 30, 2022, this deficiency resulted in certain material audit adjustments related to the presentation of pre-funded warrants associated with a financing transaction, and the fair value on the purchase consideration for the acquisition of BayMedica Inc. The presence of these adjustments is indicative of failures in design and effectiveness of internal controls. The identified material weakness has not been remediated as of June 30, 2022.

Management has implemented a remediation plan to address the root causes which contributed to the material weakness and is committed to a strong Internal Control over Financial Reporting (ICFR) environment. Management has designed and implemented revised controls and procedures which management believes address the material weakness. These controls and procedures include retaining the services of outside consultants and establishing additional review procedures over the accounting for complex and non-routine transactions. However, the controls have been operating for a limited period and the requisite testing sample size to ensure the operating effectiveness of the revised controls and procedures is not yet available. The identified material weakness will not be considered remediated until the applicable remedial controls operate for a sufficient period of time and management has concluded, through testing, that these controls are operating effectively. We expect that remediation of this material weakness will be completed prior to the end of fiscal year 2023.”

We have provided KPMG with a copy of this Current Report on Form 8-K and requested that they furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the disclosures herein. A copy of the letter from KPMG is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On December 11, 2022, the Audit Committee approved the engagement of Marcum LLP (“Marcum”) to audit our consolidated financial statements for the fiscal year ending June 30, 2023, subject to Marcum’s standard client acceptance procedures.

During the fiscal years ended June 30, 2022 and June 30, 2021 and the subsequent interim period through and including September 30, 2022, neither we nor anyone on our behalf consulted Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided that Marcum concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

16.1	Letter from KPMG LLP dated December 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: December 12, 2022	By:	/s/ Eric A. Adams
Eric A. Adams
President and Chief Executive Officer

3